Exhibit 99.1



   CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of the Quarterly Report on Form 10-QSB for the Quarterly Period Ended June 30, 2002 (the "Report") by Cinema Ride, Inc. (the "Company"), the undersigned hereby certifies that:

(1)  The Report fully complies in all material respects with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.




                                               /s/ MITCHELL J. FRANCIS
Date:  August 15, 2002                    By:  _______________________________
                                               Mitchell J. Francis
                                               Chief Executive Officer
                                               Chief Financial Officer